DELAWARE GROUP(R) CASH RESERVE

Delaware Cash Reserve Fund (the "Fund")

Supplement to the Fund's Class A and Consultant Class Prospectus
dated July 29, 2008

Effective February 20, 2009, the Fund's distributor has voluntarily agreed to limit the "Distribution and service (12b-1) fees" for the Fund's Consultant Class shares to no more than 0.10% of average daily net assets. This voluntary expense limitation is subject to the exclusions described below and may be discontinued at any time. Please note that this voluntary waiver is in addition to the existing contractual expense limitation.

This supplement supersedes the supplement dated February 11, 2009.

The following replaces the information in the section entitled "Fees and expenses" on pages 4-5.

What are the Fund's fees and expenses?

You do not pay sales charges when you buy or sell Class A or Consultant Class shares.
CLASS	A	Consultant
Maximum sales charge (load) imposed on purchases as a percentage of offering price	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none
Redemption fees	none	none
Exchange fees[1]	none	none

Annual fund operating expenses are deducted from the Fund's assets.
CLASS	A	Consultant
Management fees[2]	0.45%	0.45%
Distribution and service (12b-1) fees	none	0.30%[3]
Other expenses	0.24%	0.24%
Total annual fund operating expenses	0.69%	0.99%
Fees waivers and payments	(0.07%)	(0.07%)
Net expenses	0.62%	0.92%

1 Exchanges are subject to the requirements of each Delaware Investments® Fund. A front-end sales charge may apply if you exchange your shares into a fund that has front-end sales charge.

2 The investment manager (Manager) has contracted to waive all or a portion of its investment advisory fees and/or reimburse expenses from August 1, 2008 through July 31, 2009 in order to prevent total annual fund operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, "nonroutine expenses")) from exceeding, in an aggregate amount, 0.62% of the Fund's average daily net assets. For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Fund's Board of Trustees (Board) and the Manager. These expense waivers and reimbursements apply only to expenses paid directly by the Fund.

3 The Fund's distributor, Delaware Distributors, L.P. (Distributor), has voluntarily agreed to waive the Consultant Class shares' 12b-1 fees from February 20, 2009, until such time as the waiver is discontinued, to no more than 0.10% of average daily net assets. These waivers may be discontinued at any time because they are voluntary. The following table shows operating expenses which are based on the most recently completed fiscal year and reflects the Manager's and Distributor's current fee waivers and payments:

Fund operating expenses with voluntary expense cap in effect.
CLASS	Consultant
Management fees	0.38%
Distribution and service (12b-1) fees	0.10%
Other expenses	0.24%
Total net operating expenses	0.72%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense reimbursements and/or fee waivers for the one-year contractual period and the total operating expenses without expense reimbursements and/or fee waivers for years two through 10. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.
Class	A	Consultant
1 year	$63	$93
3 years	$214	$308
5 years	$377	$540
10 years	$852	$1,207

The following language replaces the third bullet point in the section entitled "Investing in the Fund - Consultant Class shares" on page 14.

  Consultant Class shares are subject to an annual 12b-1 fee no greater than 0.30% (currently voluntarily limited to 0.10%) of average daily net assets. The 12b-1 fee is typically used to compensate your financial advisor for the ongoing guidance and service he or she provides to you.

Please keep this Supplement for future reference.

This Supplement is dated February 20, 2009.